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                                                                    EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statement Nos. 33-66536, 33-35609, 33-31442, 33-21878 and 2-96838 of Coherent, Inc. on Forms
S-8 of our report dated November 2, 1994, appearing in this Annual Report on Form 10-K of Coherent, Inc. for the year ended October 1, 1994.






DELOITTE & TOUCHE LLP

San Jose, California
December 16, 1994